EXHIBIT 10.3(b)

                 PUTNAM FLEXIBLE 401(K) AND PROFIT SHARING PLAN

                               PLAN AGREEMENT #001

This is the Plan Agreement for a Putnam nonstandardized prototype 401(k) plan with optional profit sharing plan provisions. Please consult a tax or legal advisor and review the entire form before you sign it. If you fail to fill out this Putnam Plan Agreement properly, the Plan may be disqualified. By executing this Plan Agreement, the Employer establishes a 401(k) and profit sharing plan and trust upon the terms and conditions of Putnam Basic Plan Document #07, as supplemented and modified by the provisions elected by the Employer in this Plan
Agreement. THIS PLAN AGREEMENT MUST BE ACCEPTED BY PUTNAM IN ORDER FOR THE
EMPLOYER TO RECEIVE FUTURE AMENDMENTS TO THE PUTNAM FLEXIBLE 401(K) AND PROFIT
SHARING PLAN.

                                    * * * * *
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      1. Employer Information.  The Employer adopting this Plan is:

         A.       Employer Name:  Environmental Elements Corporation

         B.       Employer Identification Number:  52-1303748

         C.       Employer Address:         3700 Koppers Street

                                            Baltimore, MD  21227

         D.       SIC Code:   8911

         E.       Employer Contact: Name:  John C. Nichols

                                    Title:  Corporate Secretary  Phone #:  410-368-7384

         F.       Fiscal Year: 4/1 through 3/31
                           (month/day)  (month/day)

         G. Type of Entity (check one):

                     X
                  _______Corporation     _______Partnership     _______Subchapter S Corporation

                  _______Sole proprietorship    _______Other_________________________________________

         H.       Plan Name:  Environmental Elements Corporation 401(k) Retirement Savings Plan

         I.       Plan Number:  003 (complete)
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         Plan Information.

         A.       Plan Year.  Check one:

                    X
                  _____ (1)     The Calendar Year.

                  _____ (2)     The Plan Year will be the same as the Fiscal
                                Year of the Employer shown in 1.F. above. If
                                the Fiscal Year of the Employer changes, the
                                Plan Year will change accordingly.

                  _____ (3)     The Plan Year will be the period of 12 months
                                beginning on the first day of
                                ___________________(month) and ending on the
                                last day of ___________________(month).

                  _____ (4)     A short Plan Year commencing on
                                ________________(month/day/year) and ending on
                                ______________(month/day/year) and immediately
                                thereafter the 12-consecutive month period
                                commencing on ________________(month/day).

                  The Plan Year will also be your Plan's Limitation Year for purposes of the contribution limitation rules in Article 6 of the Plan.

         B.       Effective Date of Adoption of Plan.

                  (1)      Are you adopting this Plan to replace an existing plan?

                               X
                           _________(a)  Yes.     _________(b)  No.

                  (2)      If you answered Yes in 2.B(1) above, the Effective
                           Date of your adoption of this Replacement Plan will be the first day of the current Plan Year unless you elect a later date in (2)(b) below. Please complete the following:

                           (a) 10/1/89
                                            Original Effective Date of the Plan you are Replacing

                           (b) 7/1/97
                                            Effective Date of this Replacement Plan

                  (3) If you answered No in 2B(1) above, the Effective Date of your adoption of this Plan will be the day you select below (not before the first day of the current
                           Plan Year, and not before the day your Business began):

                           (a) The Effective Date is: __________________________
                                                            month/day/year
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         C.       Identifying Highly Compensated Employees.  Check either (1) or (2).

                    X
                  _____ (1) The  Plan  will use the regular method under Plan Section 2.58(a) for identifying Highly Compensated Employees.

                            If you selected this option and your Plan
                            Year is the calendar year, do you wish to make the regular method's "calendar year election" for identifying your Highly
                            Compensated Employees?

                                 X
                            __________(a) Yes.    __________(b) No.

                  _____ (2) The Plan will use the simplified method under Plan
                            Section 2.58(b) for identifying Highly Compensated
                            Employees.

3. Eligibility for Plan Participation (Plan Section 3.1). Employees will be eligible to participate in the Plan when they complete the requirements you select in A, B, C and D below.

         A.       Classes of Eligible Employees. The Plan will cover all employees who have met the age and service requirements with the following exclusions:

                  _____ (1) No exclusions. All job classifications will be eligible.

                    X
                  _____ (2) The Plan will exclude employees in a unit of
                            Employees covered by a collective bargaining agreement with respect to which retirement benefits were the subject of good faith bargaining, with the exception of the following collective bargaining units, which will be included:
                            none at this time.

                    X
                  _____ (3) The Plan will exclude employees who are non-resident aliens without U.S. source income.

                  _____ (4) Employees of the following Affiliated Employers
                            (specify):

                    X
                  _____ (5) Leased Employees.

                  _____ (6) Employees in the following other classes (specify):
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         B.       Age Requirement (check and complete (1) or (2)):

                  _____ (1) No minimum age required for participation.

                    X
                  _____ (2) Employees must reach age 18 (not over 21) to participate.

         C.       Service Requirements.

                  (1)   Elective Deferrals.  To become eligible, an employee must complete (choose one):

                        _____ (a) No minimum service required.

                          X
                        _____ (b) One 6-month Eligibility Period.

                        _____ (c) One ___-month Eligibility Period (must be less than 12).

                        _____ (d) One 12-month Eligibility Period.

                  (2) Employer Matching Contributions. To become eligible, an employee must complete (choose one):

                        _____ (a) No minimum service required.

                          X
                        _____ (b) One 6-month Eligibility Period.

                        _____ (c) One ___-month Eligibility Period (must be less than 12).

                        _____ (d) One 12-month Eligibility Period.

                        _____ (e) Two 12-month Eligibility Periods
                                  (may only be chosen if you adopt the
                                  vesting schedule under item
                                  9.A(3)(a) to provide 100% full and
                                  immediate vesting of Employer
                                  Matching Contributions).

                        _____ (f) Not applicable. The Employer will
                                  not make Employer Matching
                                  Contributions.

                  (3) Profit Sharing Contributions. To become eligible, an employee must complete (choose one):

                        _____ (a) No minimum service required.

                          X
                        _____ (b) One 6-month Eligibility Period.

                        _____ (c) One ___-month Eligibility Period (must be less than 12).

                        _____ (d) One 12-month Eligibility Period.

                        _____ (e) Two 12-month Eligibility Periods
                                  (may only be chosen if you adopt the
                                  vesting schedule under item
                                  9.A(3)(a) to provide for 100% full
                                  and immediate vesting of Profit
                                  Sharing Contributions).
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                        _____ (f) Not applicable. The Employer will
                                  not make Profit Sharing
                                  Contributions.

                  (4) If the Employer acquired a business on or before the Effective Date of this Plan and the Eligibility
                        Periods selected in (1), (2) and (3) for former employees of that acquired business will include the former employees' periods of employment with that business, list the business below. Any acquired business which had a plan which the Employer now maintains must be listed below.

                  (5) If the Employer acquires a business after the Effective Date, the Eligibility Periods for an employee of the acquired business will be the periods selected in (1), (2) and (3) beginning on (check (a) or (b)):

                        _____ (a) the date the employee began work with
                                  the acquired business.

                          X
                        _____ (b) the date of the acquisition
                                  (i.e., the date the employee begins
                                  work for the Employer).

                  (6)   Hours of Service for Eligibility Periods.

                              (a) 6-Month Eligibility Period. To receive
                                  credit for a 6-month Eligibility Period, an employee must complete 6 months of service, during which he completes at least:

                                     X
                                  _______ (i) 500 Hours of Service.

                                  _______ (ii) ___________ Hours of Service.
                                               (under 500)

                              (b) 12-Month Eligibility Period. To receive credit
                                  for a 12-month Eligibility Period, an employee must complete 12 months of service, during which he completes at least:

                                  _______ (i) 1,000 Hours of Service.

                                  _______ (ii) _____________ Hours of Service.
                                               (under 1,000)

                              (c) Other Eligibility Period. To receive credit
                                  for the Eligibility Period selected in
                                  3.C(1)(c), 3.C(2)(c) and/or 3.C(3)(c) above,
                                  an employee must complete during it at least:

                                  _______ (i) _____________ Hours of Service.
                                              (under 1,000)
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                  (7)      Method of Crediting Hours of Service For Eligibility
                           and Vesting. Hours of Service will be credited to an
                           employee by the following method (check one):

                             X
                           _____ (a) Actual hours for which an employee is paid.

                           _____ (b) Any employee who has one actual paid
                                     hour in the following period will be
                                     credited with the number of Hours of
                                     Service indicated (check one):

                                     _______ (i) Day (10 Hours of Service).

                                     _______ (ii) Week (45 Hours of Service).

                                     _______ (iii) Semi-monthly payroll period (95 Hours of Service).

                                     _______ (iv) Month (190 Hours of Service).

                  (8) Entry Dates. Each employee in an eligible class who completes the age and service requirements specified above will begin to participate in the Plan on (check one):

                           _____ (a) The first day of the month in which he
                                     fulfills the requirements.

                             X
                           _____ (b) The first of the following dates
                                     occurring after he fulfills the
                                     requirements (check one):

                                     _______ (i) The first day of
                                                 the month
                                                 following the date
                                                 he fulfills the
                                                 requirements
                                                 (monthly).

                                        X
                                     _______ (ii) The first day
                                                  of the first,
                                                  fourth, seventh
                                                  and tenth months
                                                  in a Plan Year
                                                  (quarterly).

                                     _______ (iii) The first day of
                                                   the first month
                                                   and the seventh
                                                   month in a Plan
                                                   Year (semiannually).

                           _____ (c) Other: ________________________________(May
                                            be no later than (i) the first day
                                            of the Plan Year after which he
                                            fulfills the requirements, and
                                            (ii) the date six months after
                                            the date on which he fulfills the
                                            requirements, which ever occurs
                                            first.)

         D.       (FOR NEW PLANS ONLY) Will all eligible Employees as of the
                  Effective Date be required to meet the age and service requirements for participation specified in B and C above?

                  _____ (a) Yes.

                  _____ (b) No. Eligible Employees will be eligible to
                            become Participants as of the Effective Date
                            even if they have not satisfied (check one
                            or both):
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                            _______ (i) the age requirement.

                            _______ (ii) the service requirement.

4.       Contributions.

         A. Elective Deferrals (Plan Section 5.2). Your Plan will allow employees to elect pre-tax contributions under Section 401(k) of the Code. You must complete this part A.

                  (1) A Participant may make Elective Deferrals for each year in an amount not to exceed (check one):

                             X
                           _____ (a) 15% of his Earnings.

                           _____ (b) ___% of his Earnings not to exceed $________
                                     (specify a dollar amount).

                           _____ (c) $________ (specify a dollar amount).

                  (2)      Will a Participant be required to make a minimum
                           Elective Deferral in order to make Elective Deferrals under the Plan? (check one and complete as applicable)

                           _____ (a) No.

                             X
                           _____ (b) Yes. The minimum Elective
                                     Deferral will be 1% of the
                                     Participant's Earnings.

                  (3) A Participant may begin to make Elective Deferrals, or change the amount of his Elective Deferrals, as of the following dates (check one):

                           _____ (a) First business day of each month (monthly).

                             X
                           _____ (b) First business day of the first,
                                     fourth, seventh and tenth months of
                                     the Plan Year (quarterly).

                           _____ (c) First business day of the first and
                                     seventh months of the Plan Year
                                     (semiannually).

                           _____ (d) First business day of the Plan Year
                                     only (annually).

                           _____ (e) Other: _____________________________

                  (4)      Will Participants be permitted to make separate
                           Elective Deferrals of bonuses, even if bonuses have otherwise been excluded from Compensation for the purpose of Elective Deferrals under 7.A(1)?

                                                X
                           _____ (a) Yes.     _____ (b) No.

         B.       Employer Matching Contributions. (Plan Section 5.8). Complete
                  this part B only if you will make Employer Matching
                  Contributions under the Plan.
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                  (1)      The Employer will contribute and will allocate to
                           each Qualified Participant's Employee Matching
                           Account an Employer Matching Contribution on the
                           basis set forth below:

                             X
                           _____ (a) Discretionary matching
                                     contributions. (The Employer may
                                     select this option in addition to
                                     option (b) if the Employer wishes to
                                     have the option to make
                                     discretionary matching contributions
                                     in addition to fixed matching
                                     contributions.)

                           _____ (b) Fixed matching contributions.

                                     _______ (i) based on Elective Deferrals:

                                                 _____ (A) ___% of Elective Deferrals

                                                 _____ (B) ___% of Elective Deferrals up to ___% of Earnings.

                                                 _____ (C) ___% of Elective Deferrals
                                                           up to ___% of Earnings and
                                                           ___% of Elective Deferrals over that percentage
                                                           of Earnings and up to ___% of Earnings. (The
                                                           third percentage number must be less than
                                                           the first percentage number.)

                                                 _____ (D) ___% of Elective Deferrals up to $________ of
                                                           Elective Deferrals.

                                                 _____ (E) ___% of Elective Deferrals up to $________ of
                                                           Elective Deferrals and ___% of Elective
                                                           Deferrals over that dollar amount and up to
                                                           $_______ of Elective Deferrals. (The last
                                                           percentage must be less than the first
                                                           percentage).

                                     _______ (ii) based on after-tax Participant Contributions:

                                                 _____ (A) ___% of Participant Contributions.

                                                 _____ (B) ___% of Participant Contributions up to ___%
                                                           of Earnings.
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                                                 _____ (C) ___% of Participant Contributions up to ___%
                                                           of Earnings and ___% of Participant
                                                           Contributions over that percentage of
                                                           Earnings and up to ___% of Participant
                                                           Contributions. (The third percentage must be
                                                           less than the first percentage)

                                                 _____ (D) ___% of Participant Contributions up to $_______
                                                           of Participant Contributions.

                                                 _____ (E) ___% of Participant Contributions up to $_______
                                                           of Participant Contributions  and
                                                           ___% of Participant Contributions
                                                           over that dollar amount and up to $_______
                                                           of Participant Contributions.
                                                           (The last  percentage  must be less
                                                           than the first percentage).

                  (2) Qualified Participant. In order to receive an allocation of Employer Matching Contributions for a Plan Year, an Employee must be a Qualified
                           Participant for that purpose. Select below either (a) alone, or any combination of (b), (c) and (d).

                           _____ (a) To be a Qualified Participant
                                     eligible to receive Employer
                                     Matching Contributions for a Plan
                                     Year, an Employee must (check (i) or
                                     (ii)):

                                     _______ (i) Either be employed
                                                 on the last day of
                                                 the Plan Year,
                                                 complete more than
                                                 500 Hours of
                                                 Service in the
                                                 Plan Year, or
                                                 retire, die or
                                                 become disabled in
                                                 the Plan Year.

                                     _______ (ii) Either be employed
                                                  on the last day of
                                                  the Plan Year or
                                                  complete more than
                                                  500 Hours of
                                                  Service in the
                                                  Plan Year.

                           Stop here if you checked (a). If you did not check
                           (a), check (b), (c) or (d), or any combination of
                           (b), (c) and (d).

                           To be a Qualified Participant eligible to receive
                           Employer Matching Contributions for a Plan Year, an
                           Employee must:

                             X
                           _____ (b) Be  credited  with 1 (choose  1, 501 or 1,000)  Hours of Service in the
                                     Plan Year.
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                           _____ (c) Be an Employee on the last day of the Plan Year.

                           _____ (d) Retire, die or become disabled during
                                     the Plan Year.

                  (3) Will the Employer have the option of making all or any portion of its Employer Matching Contributions in Employer Stock?

                             X
                           _____ (a) Yes.        _____ (b) No.

         C.       Profit Sharing Contributions.  (Plan Sections 4.1 and 4.2)

                  (1) Profit Limitation. Will Profit Sharing Contributions to the Plan be limited to the current and accumulated profits of your Business? Check one:

                                                    X
                           _____ (a) Yes.         _____ (b) No.

                  (2) Amount. The Employer will contribute to the Plan for each
                      Plan Year (check one):

                        X
                      _____ (a) An amount chosen by the Employer from year to year.

                      _____ (b) ___% of the Earnings of all Qualified
                                Participants for the Plan Year.

                      _____ (c) $_______ for each Qualified Participant per _________
                                (enter time period, e.g. payroll
                                period, plan year).

                  (3)      Allocations to Participants

                           (a)      Allocation to Participants.  Profit Sharing Contributions will be allocated:

                                       X
                                    _______ (i) Pro rata (percentage based on compensation).

                                    _______ (ii) Uniform Dollar amount.

                                    _______ (iii) Integrated With Social Security (complete (b) and (c) below).

                           (b) Integration with Social Security. (Complete only if you have elected in 4.C(3)(a) to integrate your Plan with Social Security.)
                                    Profit Sharing Contributions will be
                                    allocated to Qualified Participants as you check below:

                                    _______ (i) Profit Sharing
                                                Contributions will be
                                                allocated according to the
                                                Top-Heavy Integration
                                                Formula in Plan Section
                                                4.2(c)(1) in every Plan
                                                Year, whether or not the
                                                Plan is top-heavy.

                                    _______ (ii) Profit Sharing
                                                 Contributions will be
                                                 allocated according to the
                                                 Top-Heavy Integration
                                                 Formula in Plan Section
                                                 4.2(c)(1) only in Plan
                                                 Years in which the Plan is
                                                 top-
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                                                 heavy. In all other
                                                 Plan Years, contributions
                                                 will be allocated according
                                                 to the Non-Top-Heavy
                                                 Integration Formula in Plan
                                                 Section 4.2(c)(2).

                           (c) Integration Level. (Complete only if you have elected in 4.C(3)(a) to integrate your Plan with Social Security.) The Integration
                                    Level will be (check one):

                                    _______ (i) The Social Security Wage
                                                Base in effect at the
                                                beginning of the Plan Year.

                                    _______ (ii) ___% (not more than 100%) of
                                                 the Social Security Wage
                                                 Base in effect at the
                                                 beginning of the Plan Year.

                                    _______ (iii) $_______ (not more than the Social
                                                  Security Wage Base).

                                                  Note:  The Social Security Wage Base is indexed annually to reflect increases in the cost of living.

                  (4) Qualified Participants. In order to receive an allocation of Profit Sharing Contributions for a Plan
                           Year, an Employee must be a Qualified Participant for this purpose. Select below either (a) alone, or any combination of (b), (c) and (d).

                           _____ (a) To be a Qualified Participant
                                     eligible to receive an allocation of
                                     Profit Sharing Contributions for a
                                     Plan Year, an Employee must (check
                                     (i) or (ii)):

                                     _______ (i) Either be employed
                                                 on the last day of
                                                 the Plan Year,
                                                 complete more than
                                                 500 Hours of
                                                 Service in the
                                                 Plan Year, or
                                                 retire, die or
                                                 become disabled in
                                                 the Plan Year.

                                     _______ (ii) Either be employed
                                                  on the last day of
                                                  the Plan Year or
                                                  complete more than
                                                  500 Hours of
                                                  Service in the
                                                  Plan Year.

                           Stop here if you checked (a). If you did not check
                           (a), check (b), (c) or (d), or any combination of
                           (b), (c) and (d).

                           To be a Qualified Participant eligible to receive an allocation of Profit Sharing Contributions for a Plan
                           Year, an Employee must:

                             X
                           _____ (b) Be credited with 1000 (choose 1, 501 or 1,000) Hours of Service in the Plan Year.

                             X
                           _____ (c) Be an Employee on the last day of the Plan Year.

                             X
                           _____ (d) Retire, die or become disabled during the Plan Year.
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         D.       Participant Contributions (Plan Section 4.6). Will your Plan allow Participants to make after-tax contributions?

                                            X
                  _____ (1) Yes.          _____ (2) No.

         E. Qualified Matching Contributions (Plan Section 2.61). Skip this part E if you will not make Qualified Matching
                  Contributions.

                  (1) Qualified Matching Contributions will be made with respect to (check one):

                      _____ (a) Elective Deferrals made by all Qualified Participants.

                        X
                      _____ (b) Elective Deferrals made only by
                                Qualified Participants who are not
                                Highly Compensated Participants.

                  (2) The amount of Qualified Matching Contributions made
                      with respect to a Participant will be:

                        X
                      _____ (a) discretionary.

                      _____ (b) fixed (check and complete (i), (ii) or (iii))

                                _______ (i) ___% of Elective Deferrals.

                                _______ (ii) ___% of Elective Deferrals that do
                                             not exceed ___% of Earnings.

                                _______ (iii) ___% of Elective Deferrals that do
                                              not exceed $_______.

         F. Qualified Nonelective Contributions (Plan Section 2.62): Skip this part F if you will not make Qualified Nonelective
                  Contributions.

                  (1) Qualified Nonelective Contributions will be made on behalf of (check one):

                      _____ (a) All Qualified Participants.

                        X
                      _____ (b) Only Qualified Participants who are not Highly
                                Compensated Employees.

                  (2) The amount of Qualified Nonelective Contributions for a
                      Plan Year will be (check one):

                      _____ (a) ___% (not over 15%) of the Earnings of
                                Participants on whose behalf
                                Qualified Nonelective Contributions
                                are made.
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                        X
                      _____ (b) An amount determined by the
                                Employer from year to year, to be
                                shared in proportion to their
                                Earnings by Participants on whose
                                behalf Qualified Nonelective
                                Contributions are made.

         G.       Forfeitures

                  (1) Employer Matching  Contributions.  Forfeitures of Employer Matching  Contributions  will be used as follows (check and complete (a) or (b)):

                        X
                      _____ (a) Applied to reduce the following
                                contributions required of the
                                Employer (check (i) and/or (ii)):

                                   X
                                _______ (i) Employer Matching Contributions.

                                   X
                                _______ (ii) Profit Sharing Contributions.

                      _____ (b) Reallocated as follows (check (i) or (ii)):

                                _______ (i) As additional Employer Matching Contributions.

                                _______ (ii) As additional Profit Sharing Contributions.

                  (2)      Profit Sharing Contributions. Forfeitures of Profit
                           Sharing Contributions will be used as follows (check
                           (a) or (b)):

                             X
                           _____ (a) Applied to reduce the following
                                     contributions required of the
                                     Employer (check (i) and/or (ii)):

                                        X
                                     _______ (i) Profit Sharing Contributions.

                                        X
                                     _______ (ii) Employer Matching Contributions.

                           _____ (b) Reallocated as additional Profit Sharing Contributions.

5. Top-Heavy Minimum Contributions (Plan Section 14.3). Skip paragraphs A and B below if you do not maintain any other qualified plan in addition to this Plan.

         A. For any Plan Year in which the Plan is Top-Heavy, the Top-Heavy minimum contribution (or benefit) for Non-Key employees participating both in this Plan and another qualified plan maintained by the Employer will be provided in (check one):

                                              X
                  _____ (1) This Plan.      _____ (2) The other qualified plan.

         B.       If you maintain a defined benefit plan in addition to this
                  Plan, and the Top-Heavy Ratio (as defined in Plan Section
                  14.2(c)) for the combined plans is between 60% and 90%, you may elect to provide an increased minimum allocation or
                  benefit pursuant to Plan Section 14.4. Specify your election by completing the statement below:
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                  The Employer will provide an increased (specify contribution or benefit) benefit in its (specify defined contribution or defined benefit) defined benefit plan as permitted under Plan
                  Section 14.4.

6. Other Plans. You must complete this section if you maintain or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could become a participant.

         The Plan and your other plan(s) combined will meet the contribution limitation rules in Article 6 of the Plan as you specify below:

         A. If a Participant in the Plan is covered under another qualified defined contribution plan maintained by your Business, other than a master or prototype plan (check one):

                  _____ (1) The provisions of Section 6.2 of the Plan
                            will apply as if the other plan were a
                            master or prototype plan.

                  _____ (2) The plans will limit total annual additions
                            to the maximum permissible amount, and will properly reduce any excess amounts, in the manner you describe below.

         B. If a Participant in the Plan is or has ever been a participant in a defined benefit plan maintained by your Business, the plans will meet the limits of Article 6 in the manner you describe below:

                  Annual additions to defined contribution plan 401(k) will be reduced before reducing benefits to defined benefit plan.

                  If your Business has ever maintained a defined benefit plan, state below the interest rate and mortality table to be used in establishing the present value of any benefit under the defined benefit plan for purposes of computing the top-heavy ratio:

                          Interest rate:   % PBGC interest rate as of the first
                                           day of plan year containing termination date

                          Mortality Table: PBGC mortality table formulas

7.       Compensation (Plan Section 2.8).

         A.       Amount.

                  (1)      Elective Deferrals and Employer Matching
                           Contributions. Compensation for the purposes of determining the amount and allocation of Elective
                           Deferrals and Employer Matching Contributions will be determined as follows (choose either (a) or (b), and (c) and/or (d) as applicable).

                             X
                           _____ (a) Compensation will include Form W-2 earnings
                                     as defined in Section 2.8 of the Plan.

                           _____ (b) Compensation will include all compensation included in the definition of Code Section 415 Compensation in
                                     Plan Section 6.5(b) of the Plan.

                             X
                           _____ (c) In addition to the amount provided in either
                                     (a) or (b) above, Compensation will also include any amounts withheld from the employee under a 401(k) plan, cafeteria plan, SARSEP, tax sheltered 403(b) arrangement, or Code Section 457 deferred compensation plan, and contributions described in Code Section 414(h)(2) that are picked up by a governmental employer.

                           _____ (d) Compensation will also exclude the following
                                     amount (choose each that applies):

                                     _______ (i) overtime pay.

                                     _______ (ii) bonuses.

                                     _______ (iii) commissions.

                                     _______ (iv) other pay (describe): ___________.             .

                                     _______ (v) compensation in excess of $_______.


                  (2) Profit Sharing Contributions. Compensation for the purposes of determining the amount and allocation of Profit Sharing Contributions shall be determined as follows (choose either (a) or (b), and (c) and/or
                           (d), as applicable).

                             X
                           _____ (a) Compensation will include Form
                                     W-2 earnings as defined in Section
                                     2.8 of the Plan.

                           _____ (b) Compensation will include all
                                     compensation included in the
                                     definition of Code Section 415
                                     Compensation in Section 6.5(b) of
                                     the Plan.

                             X
                           _____ (c) In addition to the amount
                                     provided in either (a) or (b) above,
                                     compensation will also include any
                                     amounts withheld from the employee
                                     under a 401(k) plan, cafeteria plan,
                                     SARSEP, tax sheltered 403(b)
                                     arrangement, or Code Section 457
                                     deferred compensation plan, and
                                     contributions described in Code
                                     Section 414(h)(2) that are picked up
                                     by a governmental employer.

                           _____ (d) Compensation will also exclude the
                                     following amounts (choose each that
                                     applies):

                                     _______ (i) overtime pay.

                                     _______ (ii) bonuses.

                                     _______ (iii) commissions.

                                     _______ (iv) other pay describe: _______.

                                     _______ (v) compensation in excess of $_______.

                                    Note: No exclusion under (d) may be selected if Profit Sharing Contributions will be integrated with Social Security under
                                    4.C(3)(a)(iii). In addition, no exclusion under (d) will apply for purposes of determining the top-heavy minimum contribution if the Plan is top-heavy.

         B.       Measuring Period. Compensation will be based on the Plan Year.
                  However, for an Employee's initial year of participation in the Plan, Compensation will be recognized as of:

                  _____ (1) the first day of the Plan Year.

                    X
                  _____ (2) the date the Participant enters the Plan.

8.       Distributions and Withdrawals.

         A.       Retirement Distributions.

                  (1)    Normal Retirement Age (Plan Section 7.1). Normal retirement age will be the later of
                         55 (not over age 65) or _______ (not more than 5) years of participation in the
                         Plan.

                  (2)    Early Retirement (Plan Section 7.1). Select one:

                           X
                         _____ (a) No early retirement will be permitted.

                         _____ (b) Early retirement will be permitted at age___.

                         _____ (c) Early retirement will be permitted
                                   at age _______ with at least _______ Years of Service.

                  (3) Annuities (Plan Section 9.3). Will your Plan permit distributions in the form of a life annuity? You must check Yes if this Plan replaces or serves as a transferee plan for an existing Plan that permits distributions in a life annuity form.

                           X
                         _____ (a) Yes             _____ (b) No

         B.       Hardship Distributions (Plan Section 12.2). Will your Plan permit hardship distributions?

                  _____ (1) No.

                    X
                  _____ (2) Yes. Indicate below from which Accounts hardship withdrawals will be permitted (check all that apply):

                              X
                            _____ (a) Elective Deferral Account.

                              X
                            _____ (b) Rollover Account.

                            _____ (c) Employer Matching Account.

                            _____ (d) Employer Contribution Account (i.e. Profit Sharing
                                      Contributions).

         C.       Withdrawals after Age 59 1/2 (Plan Section 12.3). Will your
                  Plan permit employees over age 59 1/2 to withdraw amounts upon request? You must check Yes if this Plan replaces an existing
                  Plan that permits withdrawals after age 59 1/2.

                    X
                  _____ (1) Yes.        _____ (2) No.

                  Please note: In our present plan, can take out elective contributions only.

         D. Withdrawals following Five Years of Participation or Two Years after Contribution (Plan Section 12.4). Will your Plan permit employees to withdraw amounts from the vested portion of their Employer Matching Contribution Accounts and Employer
                  Contribution Accounts (i.e., Profit Sharing Contributions) if either (i) the Participant has been a Participant for at least five years, or (ii) the amount withdrawn from each of these Accounts is limited to the amounts that were credited to that Account prior to the date two years before the withdrawal? You must check yes if this Plan replaces a Plan which permits withdrawals in these circumstances.

                                               X
                  _____ (1) Yes.             _____ (2) No.

         E. Loans (Plan Section 12.5). Will your Plan permit loans to employees from the vested portion of their Accounts?

                  _____ (1) No.

                    X
                  _____ (2) Yes. Indicate below whether loans will
                            be permitted for any reason or only on
                            account of hardship:

                              X
                            _____ (a) Any reason.

                            _____ (b) Hardship only.

         F.       Automatic Distribution of Small Accounts (Plan Section 9.1).
                  Will your Plan automatically distribute vested account balances not exceeding $3,500, within 60 days after the end of the Plan Year in which a Participant separates from employment?

                    X
                  _____ (1) Yes.         _____ (2) No.

9.       Vesting (Plan Article 8).

         A.       Time of Vesting (select (1) or (2) below and complete vesting schedule).

                    X
                  _____ (1) Single Vesting Schedule:

                            The vesting schedule selected below will apply to both Employer Matching Contributions and Profit Sharing Contributions.

                  _____ (2) Dual Vesting Schedules:

                            The vesting schedule marked with an "MC" below will apply to Employer Matching
                            Contributions and the vesting schedule
                            marked with a "PS" below will apply to
                            Profit Sharing Contributions.

                   (3)     Vesting Schedules:

                           _____ (a) 100% vesting immediately upon participation in the Plan.

                           _____ (b) Five-Year Graded Schedule:

                                     Vested Percentage 20%      40%      60%     80%      100%
                                                       ---      ---      ---     ---      ----

                                     Years of Service    1        2        3       4         5

                           _____ (c) Seven-Year Graded Schedule:

                                     Vested Percentage 20%      40%      60%     80%      100%
                                                       ---      ---      ---     ---      ----

                                     Years of Service    3        4        5       6         7

                           _____ (d) Six-Year Graded Schedule:

                                     Vested Percentage 20%      40%      60%     80%      100%
                                                       ---      ---      ---     ---      ----

                                     Years of Service    2        3        4       5         6

                           _____ (e) Three-Year Cliff Schedule:

                                     Vested Percentage   0%     100%
                                                        ---     ----

                                     Years of Service   0-2       3

                           _____ (f) Five-Year Cliff Schedule:

                                     Vested Percentage    0%    100%
                                                         ---    ----

                                     Years of Service    0-4      5

                             X
                           _____ (g) Other Schedule (must be at least as
                                     favorable as Seven-Year Graded Schedule or Five-Year Cliff Schedule):

                                     (i)  Vested Percentage     0%       100%    ___%     ___%     ___%
                                                               ---       ----

                                     (ii) Years of Service     0-4         5     ___      ___      ___
                                                               ---       ----

                  (4)      Top Heavy Schedule:

                           (a) If you selected above an "Other Schedule," specify in the space below the schedule that will apply in Plan Years that the Plan is top-heavy. The schedule you specify must be at least as favorable to employees, at all years of service, as either the Six-Year
                                    Graded Schedule or the Three-Year Cliff
                                    Schedule. The top-heavy vesting schedule will be:

                                    _____ (i) the same "Other Schedule" selected above.

                                      X
                                    _____ (ii) the following schedule:

                                               Vested Percentage   20%      40%     60%      80%      100%
                                                                   --       --      --       --       ---

                                               Years of Service     1        2       3        4         5
                                                                   --       --      --       --       ---

                                    _____ (iii) Six-Year Graded Schedule.

                                    _____ (iv) Three-Year Cliff Schedule.

                           (b)      If the Plan becomes top-heavy in a Plan
                                    Year, will the top-heavy vesting schedule apply for all subsequent Plan Years?

                                      X
                                    _____ (i) Yes.         _____ (ii) No.

         B. Service for Vesting (select (1) or (2), and complete (3)).

              X
            _____ (1) All of an employee's service will be
                      used to determine his Years of Service for purposes of vesting.

            _____ (2) An employee's Years of Service for vesting
                      will include all years except (check all that apply):

                      _____ (a) (New plan) service before the effective date of the plan.

                      _____ (b) (Existing plan) service before the effective date of the existing plan.

                      _____ (c) Service before the Plan Year in which an employee reached age 18.

                  (3) Will an employee's service for a business acquired by
                      the Employer that was performed before the
                      acquisition be included in determining an employee's
                      Years of Service for vesting?
                                                     X
                      _____ (a) Yes.               _____ (b) No.

                           List below any business acquired on or before the Effective Date for which an employee's service will be included in determining an employee's Years of Service for vesting. Service of an employee for a predecessor employer (which includes an acquired business) whose plan the Employer maintains must be included as service for the Employer under this Plan.
                           Therefore, also list below any predecessor employer whose plan the Employer maintains:

         C. Hours of Service for Vesting. The number of Hours of Service required for crediting a Year of Service for vesting will be (check one):

                    X
                  _____ (1) 1,000 Hours of Service.

                  _____ (2) ____________________ Hours of Service.
                                (under 1,000)

                  Hours of Service for vesting will be credited according to the method selected under 3.C(6).

         D.       Year of Service Measuring Period for Vesting (Plan Section
                  2.52). The periods of 12 months used for measuring Years of Service will be (check one):

                    X
                  _____ (1) Plan Years.

                  _____ (2) 12-month Eligibility Periods.

         Note: If you are adopting this Plan to replace an existing plan, employees will be credited under this Plan with all service credited to them under the plan you are replacing.

10.      Investments (Plan Sections 13.2 and 13.3).

         A.       Available  Investment  Products (Plan Section 13.2). The investment  options  available under the
                  Plan are  identified  in the Service  Agreement or such other  written  instructions  between the
                  Employer  and  Putnam,  as  the  case  may  be.  All  Investment   Products  must  be  sponsored,
                  underwritten,  managed or  expressly  agreed to in  writing by Putnam.  If there is any amount in the Trust  Fund for which no  instructions  or unclear  instructions  are  delivered,  it will be invested in the default  option  selected by the Employer in its Service  Agreement  with Putnam, or such other written  instructions as the case may be, until  instructions  are received in good order,  and the  Employer  will be deemed to have  selected  the option  indicated in its Service
                  Agreement,  or such other  written  instructions  as the case may be, as an available  Investment
                  Product for that purpose.

         B. Instructions (Plan Section 13.3). Investment instructions for amounts held under the Plan generally will be given by each Participant for his own Accounts and delivered to Putnam as indicated in the Service Agreement between Putnam and the Employer. Check below only if the Employer will make investment decisions under the Plan with respect to the following contributions made to the Plan. (Check all applicable options.)

                  _____ (1) The Employer will make all investment decisions with respect to all employee contributions, including
                            Elective Deferrals, Participant Contributions,
                            Deductible Employee Contributions and Rollover
                            Contributions.

                  _____ (2) The Employer will make all investment decisions with respect to all Employer contributions, including
                            Profit Sharing Contributions, Employer Matching
                            Contributions, Qualified Matching Contributions and
                            Qualified Nonelective Contributions.

                  _____ (3) The Employer will make investment decisions with respect to Employer Matching Contributions and Qualified Matching Contributions.

                  _____ (4) The Employer will make investment decisions with respect to Qualified Nonelective Contributions.

                  _____ (5) The Employer will make investment decisions with respect to Profit Sharing Contributions.

                  _____ (6) Other (Describe. An Employer may elect to
                            make investment decisions with respect to a specified portion of a specific type of contribution to the Plan.):

         C.       Changes.  Investment instructions may be changed (check one):

                    X
                  _____ (1) on any Valuation Date (daily).

                  _____ (2) on the first day of any month (monthly).

                  _____ (3) on the first day of the first, fourth,
                            seventh and tenth months in a Plan Year
                            (quarterly).

         D.       Employer Stock. (Skip this paragraph if you did not designate
                  Employer Stock as an investment under the Service Agreement.)

                  (1)      Voting. Employer Stock will be voted as follows:

                           _____ (a) In accordance with the Employer's instructions.

                             X
                           _____ (b) In accordance with the Participant's instructions.
                                     Participants are hereby appointed named
                                     fiduciaries for the purpose of the voting of
                                     Employer Stock in accordance with Plan
                                     Section 13.8.

                  (2)      Tendering. Employer stock will be tendered as follows:

                           _____ (a) In accordance with the Employer's instructions.

                             X
                           _____ (b) In accordance with the Participant's instructions.
                                     Participants are hereby appointed named
                                     fiduciaries for the purpose of the tendering
                                     of Employer Stock in accordance with Plan
                                     Section 13.8.

11.      Administration.

         A. Plan Administrator (Plan Section 15.1). You may appoint a person or a committee to serve as Plan Administrator. If you do not appoint a Plan Administrator, the Plan provides that the Employer will be the Plan Administrator.

                  The initial Plan Administrator will be (check one):

                  _____ This person: ___________________________________________

                  _____ A committee composed of these people:

                        ________________________________________________________

                        ________________________________________________________

                        ________________________________________________________



         B. Recordkeeper (Plan Section 15.4). Unless Putnam expressly permits otherwise, you must appoint Putnam as Recordkeeper to perform certain routine services determined upon execution of a written Service Agreement between Putnam and the Employer.

                  The initial Record keeper will be:

                  Putnam Fiduciary Trust Company
                  ------------------------------
                  (Name)
                  Putnam Retail 401(k) B-2-B
                  --------------------------
                  859 Willard St.
                  ---------------
                  Quincy, MA  02269-9110
                  ----------------------
                  (Address)

12. Determination Letter Required. You may not rely on an opinion letter issued to Putnam by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to qualification of the Plan, you must receive a determination letter from the appropriate Key District Office of Internal Revenue. Putnam will prepare an application for such a letter upon your request at a fee agreed upon by the parties.

         Putnam will inform you of all amendments it makes to the prototype plan. If Putnam ever discontinues or abandons the prototype plan, Putnam will inform you. This Plan Agreement #001 may be used only in conjunction with Putnam's Basic Plan Document #07.

                                    * * * * *

         If you have any questions regarding this Plan Agreement, contact Putnam at:

                        Putnam Defined Contribution Plans
                              One Putnam Place B2B
                               859 Willard Street
                                Quincy, MA 02269

                              Phone: 1-800-752-5766
                                       o

                                       24

                                    * * * * *

                          EMPLOYER'S ADOPTION OF PUTNAM
                     FLEXIBLE 401(k) AND PROFIT SHARING PLAN

The Employer named below hereby adopts a PUTNAM FLEXIBLE 401(k) AND PROFIT SHARING PLAN, and appoints Putnam Fiduciary Trust Company to serve as Trustee of the Plan. The Employer acknowledges that it has received copies of the current prospectus for each Investment Product available under the Plan, and represents that it will deliver copies of the then current prospectus for each such Investment Product to each Participant before each occasion on which the Participant makes an investment instruction as to his Account. The Employer further acknowledges that the Plan will be acknowledged by Putnam as a Putnam Flexible 401(k) and Profit Sharing Plan only upon Putnam's acceptance of this Plan Agreement.

Investment Options
------------------

The Employer hereby elects the following as the investment options available under the Plan:

Putnam Stable Value Fund                             Putnam Income Fund
------------------------                             ------------------

The George Putnam Fund of Boston                     The Putnam fund for Growth and Income
--------------------------------                     -------------------------------------

Putnam OTC Emerging Growth Fund                      Putnam International Growth Fund
-------------------------------                      --------------------------------

Environmental Elements Corporation Company Stock     Putnam Vista Fund
------------------------------------------------     -----------------

The following investment option shall be the default option: Putnam Stable Value
Fund (select the default option from among the investment options listed above).

Employer signature(s) to adopt Plan:                          Date of signature:

______________________________________________________        _____________________________

______________________________________________________        _____________________________

Please print name(s) of authorized person(s) signing above:

__________________________________________________________

__________________________________________________________

                                    * * * * *

             ACCEPTANCE OF PUTNAM FIDUCIARY TRUST COMPANY AS TRUSTEE

The Trustee accepts appointment in accordance with the terms and conditions of the Plan, effective as of the date of execution by the Employer set forth above.

Putnam Fiduciary Trust Company, Trustee

By: ___________________________________________________________________________

                                    * * * * *

                              ACCEPTANCE BY PUTNAM

Putnam hereby accepts this Employer's Plan as a prototype established under Putnam Basic Plan Document #07.

Putnam Mutual Funds Corp.

By: ____________________________________________